SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 23, 2001



                          SIGNAL APPAREL COMPANY, INC.
             (Exact name of Registrant as specified in its charter)



         Indiana                   1-2782                  62-0641635
     (State or other             (Commission            (I.R.S. Employer
      jurisdiction              File Number)           Identification No.)
    of incorporation)



34 Englehard Avenue, Avenel, New Jersey                       07001
(Address of principal executive offices)                    (zip code)


Registrant's telephone number, including area code (732) 382-2882


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Item 5. Other Events

     On January 23, 2001, the Company filed its Operating Statement for the Period from November 1, 2000 to November 30, 2000 with the United States Bankruptcy Court for the Southern District of New York (the "Court"), where the Company's Chapter 11 bankruptcy is proceeding as Case No. 00 B 14462. On February 23, 2001, the Company filed its Operating Statement for the Period from December 1, 2000 to December 31, 2000 with the United States Bankruptcy Court. These Statements are filed as Exhibit 99.1 Exhibit 99.2, respectively, to this Report.


Item 7. Exhibits

Exhibit 99.1 Signal Apparel Company, Inc. and Soccer Holdings, Inc. (Debtor) Operating Statement for the Period from November 1, 2000 to November 30, 2000.

Exhibit 99.2 Signal Apparel Company, Inc. and Soccer Holdings, Inc. (Debtor) Operating Statement for the Period from December 1, 2000 to December 31, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 9, 2001                     SIGNAL APPAREL COMPANY, INC.


                                           By: /s/ Robert J. Powell
                                               ------------------------------
                                               Robert J. Powell
                                               Vice President,
                                               General Counsel & Secretary